SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2014
SUBSEQUENT EVENTS

23.	SUBSEQUENT EVENTS

On November 18, 2014, by a resolution of the board of directors, 2,800,000 share options were granted to certain employees for an exercise price per share at US$3.74. These options shall vest subject to a four-year vesting schedule with 25% vesting in each year.

On November 18, 2014, the Company approved and declared a cash dividend of US$0.20 per ordinary share on its outstanding shares to shareholders of record as of the close of trading on January 6, 2015.

On January 12, 2015, the Company granted 542,372 nonvested restricted shares under the New Plan. These nonvested restricted shares are subject to a four-year vesting period with 25% vesting on the first anniversary of the issuance date and the remaining 75% vesting in six substantially equal semi-annual installments.